Janus Money Market Funds
                              Institutional Shares
                                 Service Shares

                       Supplement dated September 13, 2001
                      to Prospectus dated February 16, 2001

THIS INFORMATION SUPPLEMENTS THE JANUS MONEY MARKET FUNDS' PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CALL 1-800-29JANUS.

The prospectus is modified as follows:

The Janus Money Market Funds normally accept purchase and redemption orders and calculate their NAV only on days that both the New York Stock Exchange (NYSE) and the Federal Reserve Banks are open. In light of the unexpected closure of the NYSE that commenced on September 11, 2001, however, the Janus Money Market Funds will accept purchase and redemption orders and calculate their NAV on September 13 through the reopening of the NYSE (provided the Federal Reserve Banks remain open). Purchase and redemption deadlines and pricing times will otherwise remain as stated in the Funds' prospectus (except that the 5 p.m. New York time deadline applicable to Janus Government Money Market Fund will change to 3 p.m. until the reopening of the NYSE).